EXHIBIT 32.2

CERTIFICATION of CHIEF FINANCIAL OFFICER PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Nascent Biotech, Inc. on Form 10-K for the year ended March 31, 2020  (the “Form 10-K”), as filed with the Securities and Exchange Commission, Lowell Holden, Chief Financial Officer of the Company, does hereby certify, pursuant to §906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. §1350), that to his knowledge:

1.	The Form 10-K fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Form 10-K fairly presents, in all material respects, the financial condition and results of operation of Nascent Biotech, Inc.

Dated: June 22, 2020	/s/ Lowell Holden
Lowell Holden Chief Financial Officer

This certification accompanies the Report pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and shall not, except to the extent required by the Sarbanes-Oxley Act of 2002, be deemed filed by the Company for purposes of Section 18 of the Securities Exchange Act of 1934, as amended.